AMD FINANCIAL RESULTS First Quarter 2023 May 2, 2023

Q1 2023 FINANCIAL RESULTS – MAY 2, 202322 CAUTIONARY STATEMENT This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD) such as the features, functionality, performance, availability, timing and expected benefits of AMD products; AMD’s expected second quarter of 2023 and fiscal 2023 financial outlook, including revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP tax rate and diluted share count; AMD’s total addressable market; and AMD’s ability to drive long-term shareholder returns, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this presentation are based on current beliefs, assumptions and expectations, speak only as of the date of this presentation and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond AMD's control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: Intel Corporation’s dominance of the microprocessor market and its aggressive business practices; global economic uncertainty; cyclical nature of the semiconductor industry; market conditions of the industries in which AMD products are sold; loss of a significant customer; impact of the COVID-19 pandemic on AMD’s business, financial condition and results of operations; competitive markets in which AMD’s products are sold; quarterly and seasonal sales patterns; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; availability of essential equipment, materials, substrates or manufacturing processes; ability to achieve expected manufacturing yields for AMD’s products; AMD's ability to introduce products on a timely basis with expected features and performance levels; AMD's ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyber-attacks; potential difficulties in upgrading and operating AMD’s new enterprise resource planning system; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products in a timely manner; AMD's reliance on third-party companies for design, manufacture and supply of motherboards, software and other computer platform components; AMD's reliance on Microsoft and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; efficiency of AMD's supply chain; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control sales of its products on the gray market; impact of government actions and regulations such as export administration regulations, tariffs and trade protection measures; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; impact of environmental laws, conflict minerals-related provisions and other laws or regulations; impact of acquisitions, joint ventures and/or investments, on AMD’s business and AMD’s ability to integrate acquired businesses; impact of any impairment of the combined company’s assets on the combined company’s financial position and results of operation; restrictions imposed by agreements governing AMD’s notes, the guarantees of Xilinx’s notes and the revolving credit facility; AMD's indebtedness; AMD's ability to generate sufficient cash to meet its working capital requirements or generate sufficient revenue and operating cash flow to make all of its planned R&D or strategic investments; political, legal, economic risks and natural disasters; future impairments of goodwill and technology license purchases; AMD’s ability to attract and retain qualified personnel; AMD’s stock price volatility; and worldwide political conditions. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q. NON-GAAP FINANCIAL MEASURES In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share. AMD uses a normalized tax rate in its computation of the non-GAAP income tax provision to provide better consistency across the reporting periods. For fiscal year 2023, AMD uses a projected non-GAAP tax rate of 13%, which excludes the tax impact of pre-tax non-GAAP adjustments, reflecting currently available information. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. This presentation also contains forward-looking non-GAAP measures concerning AMD’s financial outlook such as gross margin, operating expenses. These forward-looking non-GAAP measures are based on current expectations as of May 2, 2023, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its forward-looking statements made in this presentation except as may be required by law.

Q1 2023 FINANCIAL RESULTS – MAY 2, 202333 Expanding Customer & Partner Ecosystem Data Center and Embedded Growth Strong Financial Foundation Leadership Product Portfolio OUR JOURNEY

Q1 2023 FINANCIAL RESULTS – MAY 2, 202344 OUR LEADERSHIP TECHNOLOGY Software Enablement Open-source software optimized for performance across heterogenous solutions Data Center Leadership Delivering innovation in cloud, enterprise, AI and accelerated computing Advanced Technology Driving leadership process technology and 3D chiplet packaging Industry-Leading IP Executing leadership CPU, GPU, DPU, FPGA, Adaptive SoC and AI products

Q1 2023 FINANCIAL RESULTS – MAY 2, 202355 OUR LEADERSHIP PRODUCTS Embedded Leadership FPGAs, Adaptive SoCs and SoMs, and embedded CPUs and GPUs for a broad set of markets Gaming Top-to-bottom desktop and notebook GPUs, game console and semi-custom SoCs Client Leadership CPUs and APUs for notebook and desktop PCs and commercial workstations Data Center Leadership data center and AI solutions with server CPUs, GPUs, FPGAs, DPUs and Adaptive SoCs

AMD IS UNIQUELY POSITIONED IN AI AMD AlveoTM Accelerators AI Inference Optimized Solutions Embedded VersalTM AI Edge ZynqTM MPSoC AI + Sensor Fusion for Embedded AMD 4th Gen EPYCTM Genoa Processors Industry-Leading Server Solution AMD InstinctTM MI300 Accelerators Data Center HPC and AI Solutions RyzenTM 7040 Mobile processors with AI accelerator First x86 with Integrated AI accelerator DELIVERING A COMPREHENSIVE AI COMPUTE PORTFOLIO Q1 2023 FINANCIAL RESULTS | MAY 2, 20236

Q1 2023 FINANCIAL RESULTS – MAY 2, 20237 REVENUE Q1 2023 ▪ Revenue of $5.4 billion declined 9% y/y as Embedded segment strength was offset by lower Client segment revenue ▪ Q1’23 includes a full quarter of Xilinx compared to a partial quarter in Q1’22 $5.9B $5.4B Q1 2022 Q1 2023

Q1 2023 FINANCIAL RESULTS – MAY 2, 20238 GROSS MARGIN Q1 2023 1. See Appendices for GAAP to Non-GAAP reconciliation ▪ Non-GAAP gross margin decrease primarily due to Client segment performance Non-GAAP1 48% 44% Q1 2022 Q1 2023 GAAP ▪ Gross margin decrease primarily due to Client segment performance and amortization of acquisition-related intangible assets 53% 50% Q1 2022 Q1 2023

Q1 2023 FINANCIAL RESULTS – MAY 2, 20239 $1.0B $(0.1)B Q1 2022 Q1 2023 OPERATING INCOME (LOSS) Q1 2023 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 $1.8B $1.1B Q1 2022 Q1 2023 ▪ Operating loss primarily due to Client segment performance and amortization of acquisition- related intangible assets ▪ Non-GAAP operating income was $1.1 billion, down $739 million y/y due to Client segment performance

Q1 2023 FINANCIAL RESULTS – MAY 2, 202310 $1.13 $0.60 Q1 2022 Q1 2023 EARNINGS (LOSS) PER SHARE Q1 2023 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 ▪ Net loss of $139 million compared to net income of $786 million in the prior year ▪ Loss per share of $0.09, compared to earnings per share of $0.56, primarily due to Client segment performance and amortization of acquisition-related intangible assets $0.56 $(0.09) Q1 2022 Q1 2023 ▪ Non-GAAP net income of $970 million, down 39% y/y ▪ Non-GAAP EPS of $0.60 due to better-than-expected revenue and operating expenses

Q1 2023 FINANCIAL RESULTS – MAY 2, 202311 ($ in millions, except per share data) Q1’23 Q1’22 Y/Y Revenue $5,353 $5,887 Down 9% Gross Profit $2,359 $2,818 Down 16% Gross Margin % 44% 48% Down 4 ppts Operating Expenses $2,514 $1,950 Up 29% Operating Expense/Revenue % 47% 33% Up 14 ppts Operating Income (Loss) $(145) $951 Down 115% Operating Margin % (3)% 16% Down 19 ppts Net Income (Loss) $(139) $786 Down 118% Earnings (Loss) Per Share $(0.09) $0.56 Down 116% Q1 2023 SUMMARY P&L | GAAP

Q1 2023 FINANCIAL RESULTS – MAY 2, 202312 ($ in millions, except per share data) Q1’23 Q1’22 Y/Y Revenue $5,353 $5,887 Down 9% Gross Profit $2,675 $3,100 Down 14% Gross Margin % 50% 53% Down 3 ppts Operating Expenses $1,587 $1,346 Up 18% Operating Expense/Revenue % 30% 23% Up 7 ppts Operating Income $1,098 $1,837 Down 40% Operating Margin % 21% 31% Down 10 ppts Net Income $970 $1,589 Down 39% Earnings Per Share¹ $0.60 $1.13 Down 47% Q1 2023 SUMMARY P&L | NON-GAAP1 1. See Appendices for GAAP to Non-GAAP reconciliation and share count reference

Q1 2023 FINANCIAL RESULTS – MAY 2, 202313 $3.9 $4.3 $4.8 $5.9 $6.6 $5.6 $5.6 $5.4 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 -9% y/y REVENUE ($ in Billions)

Q1 2023 FINANCIAL RESULTS – MAY 2, 202314 48% 48% 50% 48% 46% 42% 43% 44% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 GROSS MARGIN (GAAP) -4ppts y/y

Q1 2023 FINANCIAL RESULTS – MAY 2, 202315 48% 48% 50% 53% 54% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 50% GROSS MARGIN (Non-GAAP)1 1. See Appendices for GAAP to Non-GAAP reconciliation. 51% 50% -3ppts y/y

Q1 2023 FINANCIAL RESULTS – MAY 2, 202316 $0.58 $0.75 $0.80 $0.56 $0.27 $0.04 $0.01 $(0.09) Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 -116% y/y EARNINGS (LOSS) PER SHARE (GAAP)

Q1 2023 FINANCIAL RESULTS – MAY 2, 202317 $0.63 $0.73 $0.92 $1.13 $1.05 $0.67 $0.69 $0.60 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 -47% y/y EARNINGS PER SHARE (Non-GAAP)1 1. See Appendices for GAAP to Non-GAAP reconciliation

Q1 2023 FINANCIAL RESULTS – MAY 2, 202318 ▪ Inventories up q/q primarily in anticipation of the ramp of new Data Center and Client products in advanced process nodes Q1 2023 SUMMARY BALANCE SHEET ITEMS ($ in millions) Q1’23 Q4’22 Q/Q Cash, Cash Equivalents and Short-term Investments $5,939 $5,855 Up 1% Accounts Receivable, Net $4,040 $4,126 Down 2% Inventories $4,235 $3,771 Up 12% Total Debt, Net $2,467 $2,467 Flat

Q1 2023 FINANCIAL RESULTS – MAY 2, 202319 Q1 2023 SEGMENT RESULTS ($ in millions) Q1’23 Q1’22 Y/Y Data Center Net Revenue $1,295 $1,293 Flat Operating Income $148 $427 Down 65% Client Net Revenue $739 $2,124 Down 65% Operating Income (Loss) $(172) $692 Down 125% Gaming Net Revenue $1,757 $1,875 Down 6% Operating Income $314 $358 Down 12% Embedded Net Revenue $1,562 $595 Up 163% Operating Income $798 $277 Up 188%

DATA CENTER SEGMENT Q1 2023

Revenue


$1.3B
$1.3B
Q1 2022
Q1 2023

Revenue

$1.3 Billion

Flat y/y

Higher EPYC™ processor sales to Cloud customers, offset by lower enterprise server processor sales

Operating Margin


33%
11%
Q1 2022
Q1 2023

Operating Income

$148 Million

vs. $427 Million a year ago

Primarily due to product mix and increased R&D investments

AMD EPYC | AMD INSTINCT | AMD XILINX | AMD PENSANDO

Strategic Highlights

- Cloud sales grew by a strong double digit percentage y/y
- 28 new AMD-powered instances launched including multiple confidential computing offerings from Microsoft Azure, Google Cloud and Oracle Cloud
- Many leading OEM providers entered production on new “Genoa” server platforms
- Max Planck Society to build 1st EU supercomputer powered by 4th Gen EPYC CPUs and MI300 Instinct accelerators
- PyTorch 2.0 framework now offers native support for AMD ROCm software

20 Q1 2023 FINANCIAL RESULTS – MAY 2, 2023

Q1 2023 FINANCIAL RESULTS – MAY 2, 202321 CLIENT SEGMENT Q1 2023 ▪ Launched the industry’s fastest gaming processors with the AMD Ryzen 7000X3D series CPUs ▪ In mobile, the first notebooks powered by AMD’s “Dragon Range” CPUs launched to strong demand ▪ “Zen 4”- based “Phoenix” AMD Ryzen 7040 series CPUs launched for ultrathin and gaming notebooks ▪ More than 250 AMD Ryzen 7000 series notebooks expected to launch this year Strategic Highlights $2.1B $0.7B Q1 2022 Q1 2023 33% (23)% Q1 2022 Q1 2023 Revenue Operating Margin Revenue $739 Million Down 65% y/y Processor shipments significantly below consumption to reduce downstream inventory Operating Loss $(172) Million vs. $692 Million Income a year ago Primarily due to lower revenue

Q1 2023 FINANCIAL RESULTS – MAY 2, 202322 19% 18% Q1 2022 Q1 2023 GAMING SEGMENT Q1 2023 ▪ Semi-custom SoC revenue grew y/y with strong demand for the premium gaming consoles ▪ Channel sell-through of RadeonTM 6000 and Radeon 7000 series GPUs increased q/q ▪ High-end Radeon 7900 XTX GPU sales were strong based on new RDNA 3 architecture and 5nm chiplet design Strategic Highlights $1.9B $1.8B Q1 2022 Q1 2023 Revenue Operating Margin Revenue $1.8 Billion Down 6% y/y Operating Income $314 Million vs. $358 Million a year ago Primarily due to lower gaming graphics revenue Semi-custom revenue grew double-digit percentage y/y, more than offset by lower gaming graphics revenue

EMBEDDED SEGMENT Q1 2023

Revenue



$0.6B
$1.6B
Q1 2022
Q1 2023

Revenue

$1.6 Billion

Up 163% y/y

Primarily due to a full quarter of Xilinx revenue and strong performance across multiple end markets

Operating Margin



46%
51%
Q1 2022
Q1 2023

Operating Income

$798 Million

vs. $277 Million a year ago

Primarily driven by the inclusion of a full quarter of Xilinx

AMD ALVEO | AMD VERSAL | AMD ZYNQ | AMD EPYC Embedded | AMD RYZEN Embedded

Strategic Highlights

- Launched Zynq RFSoC products to accelerate 4G/5G radio deployments and formed AMD's 1st Telco Solutions Lab
- Subaru rolled out its AMD-based Eyesight 4 platform across their entire range of vehicles
- Further portfolio expansion in the security, storage, edge server and network markets with the launches of the AMD Ryzen 5000 and AMD EYPC 9000 embedded series processors with leadership performance and efficiency

23 Q1 2023 FINANCIAL RESULTS – MAY 2, 2023

FINANCIAL OUTLOOK – NON-GAAP[1]

($ in millions)	Q2'23	FY 2023
Revenue	~$5.3 Billion +/- $300 Million Decrease of ~19% y/y	Data Center and Embedded Segments expected to grow y/y
Gross Margin %	~50%	Flattish in 1H Expansion in 2H
Operating Expenses	~$1.6 Billion	Flattish quarterly until demand environment improves
Effective Tax Rate	~13% of pre-tax income	~13% of pre-tax income
Diluted Share Count[2]	~1.62 Billion shares	~1.62 Billion shares

1. See Cautionary Statement on Slide 2. These forward-looking outlook statements and non-GAAP measures are based on current expectations as of May 2, 2023, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its outlook statements as a result of new information, future events or otherwise, except as may be required by law. All items, except revenue, are on a non-GAAP basis. Adjustments to arrive at the GAAP financial outlook typically include stock-based compensation, amortization of acquired intangible assets, income tax provision, and other non-recurring items such as impairment charges and acquisition-related costs. The timing and impact of such adjustments are dependent on future events that are typically uncertain or outside of AMD's control, therefore, a reconciliation to equivalent GAAP measures is not practicable at this time.

2. Refer to Diluted Share Count overview in the Appendices

24 Q1 2023 FINANCIAL RESULTS – MAY 2, 2023

AMD
together we advance_

Q1 2023 FINANCIAL RESULTS – MAY 2, 20232525 Data Center and Embedded Segments >50% of Revenue Gross Margin 44% Non-GAAP Gross Margin 50% Solid Cash Generation Revenue $5.4B Q1 2023 SUMMARY 1 PROVEN TRACK RECORD OF EXECUTING THROUGH MARKET CYCLES TO DELIVER STRONG SHAREHOLDER RETURNS 1. 1. See Appendices for GAAP to Non-GAAP reconciliation

Q1 2023 FINANCIAL RESULTS – MAY 2, 20232626 AMD COMMITMENT TO ESG Governance Delivering industry leading products with integrity, innovation and quality in order to help solve global challenges Social Creating a culture that drives innovation by fostering diversity, inclusion and belonging Environmental Steadfast commitment to environmental sustainability and contributing to our local communities PURPOSE-DRIVEN HIGH-PERFORMANCE AND ADAPTIVE COMPUTING

Q1 2023 FINANCIAL RESULTS – MAY 2, 20232727 Large and Compelling $300B TAM World-Class Execution and Focus Unmatched Technology Leadership Expanding Data Center and AI Leadership Strong Balance Sheet OUR MOMENTUM DRIVING LONG-TERM SHAREHOLDER RETURNS

Q1 2023 FINANCIAL RESULTS – MAY 2, 202328 RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND GROSS MARGIN (Millions) (Unaudited) Q2’21 Q3’21 Q4’21 Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 GAAP gross profit $ 1,830 $ 2,086 $ 2,426 $ 2,818 $ 3,028 $ 2,354 $ 2,403 $ 2,359 GAAP gross margin % 48% 48% 50% 48% 46% 42% 43% 44% Stock-based compensation 2 1 1 4 8 8 9 8 Acquisition-related costs (1) – – – 92 95 2 4 3 Amortization of acquired intangible assets – – – 186 407 412 443 305 Non-GAAP gross profit $ 1,832 $ 2,087 $ 2,427 $ 3,100 $ 3,538 $ 2,776 $ 2,859 $ 2,675 Non-GAAP gross margin % 48% 48% 50% 53% 54% 50% 51% 50% RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES (Millions) (Unaudited) Q1’23 Q1’22 GAAP operating expenses $ 2,514 $ 1,950 GAAP Operating Expenses/Revenue % 47% 33% Stock-based compensation 297 170 Acquisition-related costs (1) 112 141 Amortization of acquired intangible assets 518 293 Non-GAAP operating expenses $ 1,587 $ 1,346 Non-GAAP Operating Expenses/Revenue % 30% 23% APPENDICES (1) Acquisition-related costs primarily comprised of transaction costs, purchase price adjustments for inventory, certain compensation charges and contract termination.

Q1 2023 FINANCIAL RESULTS – MAY 2, 202329 APPENDICES RECONCILIATION OF GAAP OPERATING INCOME (LOSS) TO NON-GAAP OPERATING INCOME (Millions) (Unaudited) Q1’23 Q1’22 GAAP operating income (loss) $ (145) $ 951 GAAP operating margin % (3%) 16% Stock-based compensation 305 174 Acquisition-related costs (1) 115 233 Amortization of acquired intangible assets 823 479 Non-GAAP operating income $ 1,098 $ 1,837 Non-GAAP operating margin % 21% 31% (1) Acquisition-related costs primarily comprised of transaction costs, purchase price adjustments for inventory, certain compensation charges and contract termination.

Q1 2023 FINANCIAL RESULTS – MAY 2, 202330 RECONCILIATION OF GAAP TO NON-GAAP NET INCOME (LOSS)/ EARNINGS (LOSS) PER SHARE (1) Acquisition-related costs primarily comprised of transaction costs, purchase price adjustments for inventory, certain compensation charges and contract termination. (2) GAAP and non-GAAP diluted EPS include the assumed conversion of the Company's 2026 Convertible Notes under the "if converted" method, if the impact is dilutive. APPENDICES (Millions, except per share data) (Unaudited) Q2’21 Q3’21 Q4’21 Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 GAAP net income (loss) / earnings (loss) per share $ 710 $ 0.58 $ 923 $ 0.75 $ 974 $ 0.80 $ 786 $ 0.56 $ 447 $ 0.27 $ 66 $ 0.04 $ 21 $ 0.01 $ (139) $ (0.09) Loss on debt redemption/conversion 1 – – – – – – – – – – – – – – – (Gains) losses on equity investments, net – – (60) (0.05) (4) – 44 0.03 10 – 3 – 5 – (1) – Stock-based compensation 83 0.06 99 0.08 112 0.09 174 0.12 259 0.16 269 0.16 310 0.19 305 0.19 Equity income in investee (2) – (2) – – – (3) – (4) – (4) – (3) – (1) – Acquisition-related costs (1) 10 0.01 8 0.01 9 – 233 0.17 174 0.11 57 0.04 57 0.04 115 0.07 Amortization of acquired intangible assets – – – – – – 479 0.34 1,023 0.63 1,002 0.62 1,044 0.65 823 0.51 Income tax provision (24) (0.02) (75) (0.06) 31 0.03 (124) (0.09) (202) (0.12) (298) (0.19) (321) (0.20) (132) (0.08) Non-GAAP net income / earnings per share $ 778 $ 0.63 $ 893 $ 0.73 $1,122 $ 0.92 $1,589 $ 1.13 $1,707 $ 1.05 $1,095 $ 0.67 $1,113 $ 0.69 $970 $ 0.60 Shares used and net income adjustment in earnings per share calculation Shares used in per share calculation (GAAP) (2) 1,232 1,230 1,222 1,410 1,632 1,625 1,618 1,611 Shares used in per share calculation (Non-GAAP) (2) 1,232 1,230 1,222 1,410 1,632 1,625 1,618 1,618

Q1 2023 FINANCIAL RESULTS – MAY 2, 202331 Shares (millions) (1) Q1’23 Q2’23 2023 Actual Estimate Estimate Basic shares 1,611 1,611 1,616 Dilutive impact from employee equity grants and warrant (2) 7 9 8 Diluted shares 1,618 1,620 1,624 APPENDICES SHARE COUNT OVERVIEW The table above provides actual share count for Q1’23, and an estimate of share count to use when calculating GAAP and non-GAAP diluted earnings per share for Q2’23 and FY 2023. (1) Share counts are weighted average shares. (2) The dilutive impact of employee equity grants is based on the Treasury Stock method and is dependent upon the average stock price during the period. The Q1’23 average stock price was $81.38. The Q1’23 average stock price of $81.38 was assumed for Q2’23 and FY23 average stock price estimates.